UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 10, 2024

TARGET GLOBAL ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41135	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 10176 Governor’s Square 23 Lime Tree Bay Avenue, Grand Cayman KY1-1102, Cayman Islands	KY1-1102
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): +1 345 814 5772

N/A

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	TGAA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TGAAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	TGAAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On July 10, 2024 Target Global Acquisition I Corp. (the “Company”) held its extraordinary general meeting in lieu of an annual general meeting of shareholders (the “Shareholder Meeting”).

At the Shareholder Meeting, the shareholders of the Company approved, among others, a proposal to amend that certain investment management trust agreement, dated December 8, 2021 (as amended on June 6, 2023, November 29, 2023 and December 15, 2023, the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Continental”), to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “Trust Account”) to the earliest of (i) the Company’s completion of an initial business combination (“Business Combination”); (ii) the Articles Extension Date (as defined below) and (iii) the Additional Articles Extension Date (as defined below) (such proposal, the “Trust Amendment Proposal”).

The foregoing description is qualified in its entirety by the full text of the amendment to the Trust Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.03.	Amendments to Memorandum and Articles of Association

At the Shareholder Meeting, the shareholders of the Company also approved to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) to eliminate the requirement to make monthly cash deposits to the Trust Account in order to extend the date by which the Company has to consummate a Business Combination (the “Termination Date”) from July 8, 2024 to December 9, 2024 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to further extend the Termination Date, if the Company has by the Articles Extension Date entered into a letter of intent or definitive binding agreement to consummate a Business Combination, on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s board of directors, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025 (each, an “Additional Articles Extension Date”), unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”).

On or around July 10, 2024, the Company intends to file with the Registrar of Companies of the Cayman Islands an amendment to the Articles.

The foregoing description is qualified in its entirety by the full text of the amendment to the Articles, which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Shareholder Meeting, holders of 8,780,028 of the Company’s ordinary shares were present in person or represented by proxy, which represented approximately 94.3% of the ordinary shares issued and outstanding and entitled to vote as of the record date of May 22, 2024, and constituted a quorum for the transaction of business.

At the Shareholder Meeting, the Company’s shareholders approved the following items: (i) the Extension Amendment Proposal; (ii) the Trust Amendment Proposal; (iii) a proposal to re-appoint each of Mr. Lars Hinrichs and Ms. Sigal Regev as Class II directors on the Company’s board of directors (such proposal, the “Director Appointment Proposal”); and (iv) a proposal to ratify the selection by the Company’s audit committee of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024

(such proposal, the “Auditor Ratification Proposal”), each as more fully described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on June 17, 2024.

Set forth below are the final voting results for each of the proposals presented at the Shareholder Meeting:

Approval of Proposal 1 - Extension Amendment Proposal

Votes For	Votes Against	Abstentions
6,426,104	2,353,924	0

Approval of Proposal 2 - Trust Amendment Proposal

Votes For	Votes Against	Abstentions
6,426,104	2,353,924	0

Approval of Proposal 3 - Director Appointment Proposal

I. Mr. Lars Hinrichs

Votes For	Votes Against	Abstentions
25,000	0	0

II. Ms. Sigal Regev

Votes For	Votes Against	Abstentions
25,000	0	0

Approval of Proposal 4 - Auditor Ratification Proposal

Votes For	Votes Against	Abstentions
6,888,460	1,814,134	77,434

Item 8.01.	Other Events

Redemption of Class A Ordinary Shares

In connection with the shareholders’ vote at the Shareholder Meeting, the holders of 2,153,204 Class A ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.42 per share.

As a result, approximately $24,603,697 will be removed from the Trust Account to redeem such shares and 7,128,431 Class A ordinary shares of the Company will remain outstanding after the redemption has been effected. Upon payment of the redemption, approximately $20,350,871 will remain in the Trust Account.

In connection with the Shareholder Meeting, the Company and CIIG Management III LLC entered into non-redemption agreements with unaffiliated third-party shareholders of the Company in exchange for such shareholders agreeing to not redeem (or validly rescind any redemption requests on) an aggregate of 1,679,608 Class A ordinary shares, par value $0.0001 per share.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Memorandum and Articles of Association of Target Global Acquisition I Corp., dated July 10, 2024.

10.1	Amendment No. 4 to the Investment Management Trust Agreement, dated July 10, 2024, by and between Target Global Acquisition I Corp. and Continental Stock Transfer & Trust Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2024

TARGET GLOBAL ACQUISITION I CORP.

By:	/s/ Michael Minnick
	Name:	Michael Minnick
	Title:	Chief Executive Officer